UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 12, 2022

KELLY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-1088	38-1510762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084

(Address of Principal Executive Offices)

(Zip Code)

(248) 362-4444

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common	KELYA	Nasdaq Global Market
Class B Common	KELYB	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2022, the Board of Directors of Kelly Services, Inc. (the “Company”) adopted resolutions increasing the number of directors constituting the whole Board of Directors to eleven and appointed Amala Duggirala and InaMarie Felix Johnson to serve as directors of the Company for a term expiring at the Company’s next annual meeting of stockholders. In connection with their appointment, the Board of Directors affirmatively determined that both Ms. Duggirala and Ms. Johnson are independent directors for purposes of the listing rules of the Nasdaq Stock Market and the Company’s Corporate Governance Principles.

Amala Duggirala

Amala Duggirala, 47, is a successful executive with 24 years of leadership experience with global organizations covering all aspects of vendor management, acquisition due-diligence, integrations, strategic planning, product development, operations, engineering and technology. Ms. Duggirala currently serves as Executive Vice President and Chief Information Officer (CIO) for United Services Automobile Association (USAA), a diversified financial services group of companies that provide military members and their families with competitive rates on insurance, banking and investment services.

From April 2017 to December 2021, Ms. Duggirala served as Senior Executive Vice President—Chief Operations and Technology Officer for Regions Financial Corporation, a bank holding company headquartered in Birmingham, Alabama. Prior to joining Regions in 2017, Ms. Duggirala served as Chief Technology Officer at Kabbage, Inc., an online financial technology company, where she led the technology team in advancing the automation and scalability of that company’s platform to drive lending for organizations world-wide. Before joining Kabbage in October 2016, Ms. Duggirala served as Executive Vice President of Global Software Development and Implementation Services at ACI Worldwide, Inc., a payment systems company, where she was responsible for the architecture, development and delivery of products in the consumer and commercial payments space. Ms. Duggirala began her career as an engineer in telecommunications for Lumen Technologies, Inc., formerly known as CenturyLink, Inc., and British Telecom, where she held a variety of leadership positions.

Ms. Duggirala holds a Master of Science from Columbia University in New York with a specialization in Business and Digital Transformation, a MBA from the University of Nebraska at Omaha, a certification in Advanced Project Management from Stanford University and a PMP Certification from Program Management Institute. Ms. Duggirala also earned a degree in Electronics and Communications Engineering from Osmania University in Hyderabad, India.

Ms. Duggirala’s past roles include serving on the boards of directors for Innovation Depot (2021), a non-profit organization in Birmingham, Alabama, and TechBridge, Inc. (2016-2020), a technology non-profit organization serving underprivileged communities.

In October 2021, Ms. Duggirala received the distinguished standout recognition by American Banker Magazine–Most Powerful Women in Banking, Tech/Banking category, for enhancing digital capabilities and beating upstarts at their own game. She was named a TOP technical leader on Forbes Inaugural CIO Next 2021list and acknowledged by IBM Watson on its 2021 list of Women Leaders in AI.

InaMarie Felix Johnson

InaMarie Felix Johnson, 57, is a human capital transformational leader with more than 30 years of experience in multiple industries. She most recently served as the Chief People and Diversity Officer of Zendesk, Inc., a company that provides customer relationship management and software-as a-service products related to customer support, sales and other customer communications, from June 2018 to January 2022. From July 2015 to June 2018, Ms. Johnson served as Senior Vice President and Chief Human Resources Officer for Plantronics, Inc., an audio communications company. From September 2011 to June 2015, she held the role of Chief Human Resources Officer at UTi Worldwide Inc., a supply chain management company. Prior to joining UTi, Ms. Johnson held a progression of senior leadership roles at Honeywell International Inc., an international technology and manufacturing company, including Vice President, Human Resources Functional Transformation and Vice President, Human Resources, Communication and Six Sigma. Most recently, Ms. Johnson was invited to join CNBC’s Workforce Executive Council, a community of top HR, talent, diversity, and human capital management professionals across various industries, and was recognized as one of San Francisco Business Times’ Most Influential Women in Business. She was also recognized as one of Northern California’s Most Powerful & Influential Women by the California Diversity Council.

Ms. Johnson holds a B.A. in Social Sciences, with an emphasis in Human Resource Management, from the University of California, Berkeley, and a M.A. in Organizational Development and Management from John F. Kennedy University.

Ms. Johnson currently serves on the board of directors for Entrepreneurship for All (EforAll), an organization partnering with communities nationwide to assist under-represented individuals successfully start and keep a business.

Board Committees

The Board of Directors of the Company expects to consider board committee assignments for Ms. Duggirala and Ms. Johnson at a later date.

Director Compensation

In connection with their appointment as directors, Ms. Duggirala and Ms. Johnson each received a cash retainer of $34,520.55 and were issued 2,117 shares of the Company’s Class A common stock having a fair market value at the time of issuance of $37,973, representing a pro rata portion of the annual compensation paid by the Company to its directors. The Company’s director compensation arrangements are described in the definitive proxy statement for the Company’s 2021 annual meeting of stockholders filed with the Securities and Exchange Commission on April 19, 2021.

Understandings Regarding Appointment and Related Party Transactions

There are no arrangements or understandings between Mses. Duggirala or Johnson and any other person pursuant to which Mses. Duggirala and Johnson were appointed to the Board. Mses. Duggirala and Johnson have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On January 18, 2022, the Company issued a press release announcing the appointment of two new directors. A copy of the press release issued by the Company is attached as Exhibit 99.1 and is incorporated herein by reference.

The forgoing information is being furnished pursuant to Item 7.01 of Form 8-K and will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such Section.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit

99.1	Press release dated January 18, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.

Date: January 18, 2022	/s/ James M. Polehna
James M. Polehna
Corporate Secretary